UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 19, 2006

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 19, 2006, IA Global, Inc. (the “Company”) closed its 36% equity investment in Australian Secured Financial Limited (“ASFL”) and its affiliates Australian Secured Investments Ltd (“AuSec”) and ADJ Services Pty Ltd. . The transaction was structured as a share exchange in which the Company issued 4,375 of Series A-1 Convertible Preferred Stock ("Series A-1 Preferred Stock") that is exchangeable into 43,750,000 shares of its common stock upon certain conditions discussed below in exchange for 36% of ASFL's outstanding common shares. The parties valued the Company's common stock at $.16 per share, which was the closing market price on October 2, 2006 and the day before the signing of the initial term sheet on October 3, 2006. In addition, the Company paid $250,000 at closing and agreed to pay $125,000 within ninety days of closing and $125,000 within one hundred and eighty days of closing. The total value of the investment was $7,500,000.

AuSec raises funds through the issuance of debentures in Australia and provides short term loans for the purpose of business or investment in Australia that are secured by real property. Australian Secured Investments Ltd has an Australian Financial Services License issued by the Australian Securities & Investments Commission.

The Series A-1 Preferred Stock were issued to the accredited investors in a transaction that was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Regulation D promulgated under the Securities Act.

This amendment is being filed to provide pro forma financial information for the Company, with ASFL, for the year ended December 31, 2005 and the nine months ended September 30, 2006, as required by Item 9.01 of Form 8-K within seventy five days of the date of the transaction.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired –

ASFL, the company in which we acquired a 36% equity investment, is the parent of AuSec. ASFL is a parent shell company with minimal operations other than of AuSec. ASFL acquired AuSec on June 27, 2006. The attached audited financial statements are those of AuSec as of June 30, 2006 and 2005, respectively, and for the respective years then ended, are included as Exhibit 99.1 filed herewith.

(b)	Pro Forma financial information –

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet, with ASFL, as of September 30, 2006 and the unaudited Pro Forma Combined Consolidated Statement of Operations of the Company, with ASFL, for the year ended December 31, 2005, and the nine months ended September 30, 2006, are included as Exhibit 99.2 filed herewith.

(d)	Exhibits –

Exhibit No.	Description

10.1	Share Exchange Agreement dated October 19, 2006 amongst IA Global, Inc., ASFL and the selling shareholders of ASFL. (1)

99.1	The audited financial statements of AuSec as of June 30, 2006 and 2005, respectively, and for the respective years then ended. (2)

99.2

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet and Statement of Operations of the Company, with ASFL, as of September 30, 2006 and the unaudited Pro Forma Combined Condensed Consolidated Statement of Operations of the Company, with ASFL, for the year ended December 31, 2005, respectively. (2)

(1) Filed as an exhibit to Registrant's Current Report on Form 8-K, dated October 19, 2006 and filed on October 24, 2006, and incorporated herein by reference.

(2) Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: December 22, 2006

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer